Other Income, Net - Summary of Other Income, Net (Detail) ¥ in Thousands, $ in Thousands	12 Months Ended
	Mar. 31, 2020 CNY (¥)	Mar. 31, 2020 USD ($)	Mar. 31, 2019 CNY (¥)	Mar. 31, 2018 CNY (¥)
Other Income and Expenses [Abstract]
Government grants	¥ 13,938		¥ 13,430	¥ 2,646
Gains on disposal of property and equipment	666		772	11,043
Exchange gains/(losses)	(4,136)		(7,068)	8,805
Others	1,004		1,627	(3,533)
Total	¥ 11,472	$ 1,620	¥ 8,761	¥ 18,961